UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       June 30, 2011

BUYRITE CLUB CORP.

(Exact name of registrant as specified in its charter)

Florida	333-154931	26-3290093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7076 Spyglass Avenue, Parkland, Florida	33076
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	954-599-3672

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02     Unregistered Sales of Equity Securities.

On June 30, 2011, BuyRite Club Corp. (the “Company”) issued 50,000 shares of its common stock in payment of liabilities to its sole officer, director and related party (Judith Adelstein) at a price of $0.20 per common share, or an aggregate of $10,000. The issuance of the common stock was exempt from registration under the Act by virtue of Section 3(a)9.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date July 5, 2011	BUYRITE CLUB CORP. By: /s/ Judith Adelstein Judith Adelstein, President, Chief Financial Officer, Principal Executive Officer, and Principal Accounting and Financial Officer